
Indiana Energy, Inc. and Subsidiary Companies

                Highlights                   December 31,        December 31,
               (Unaudited)                       1998              1997 (2)
Basic and Diluted Earnings
     Per Average Share (1) :

     Three Months Ended -
         Indiana Gas and IEI Services           $0.44               $0.57
         IEI Investments                        $0.04               $0.04
            Total                               $0.48               $0.61

     Twelve Months Ended -
         Indiana Gas and IEI Services           $1.00               $0.46
         IEI Investments                        $0.20               $0.26
            Total                               $1.20               $0.72

Dividends Paid (per common share,
         12 months)(1)                          $0.91               $0.87

Annualized Dividend (1)                         $0.93               $0.89

Dividend Yield (at close)                        3.8%                3.6%

Dividend Payout Ratio                           75.8%              120.8%

Dividend to Book Value                           9.0%                8.8%


Return on Average Shareholder Equity            11.8%               7.0%


Book Value Per Share (1)                       $10.34              $10.11

Market to Book Value                             238%                244%

Common Stock Prices (IEI - NYSE) (1)

     High (12 Month)                           $26.38              $25.69

     Low (12 Month)                            $19.59              $17.16

     Close                                     $24.63              $24.70

Price/Earnings Ratio                            20.5                34.3


Percent Internally Generated
      Funds - Utility                            59%                 58%

Ratio of Earnings to Fixed Charges

     - SEC Method                                4.2                 2.8


Credit Ratings:

    Indiana Gas                                AA- / Aa2           AA- / Aa2

    Indiana Energy                             A+ / Aa3            A+ / Aa3


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.
(2)  Reflects the recording of restructuring costs of $39.5 million ($24.5 million after-tax or $.81 per common share) at Indiana Gas during the quarter ended September 30, 1997.



                                    For 3 Months           For 12 Months
     SELECTED UTILITY             Ended December 31       Ended December 31
   OPERATING STATISTICS
        (Unaudited)                 1998      1997        1998       1997


WEATHER AS A PERCENT
    OF NORMAL                        83%      103%          79%      101%


MARGIN  (Thousands):

     Operating Revenues           $124,947  $170,132     $420,459  $528,058

     Cost of Gas                    67,937   107,052      231,889   319,738

     Margin                        $57,010   $63,080     $188,570  $208,320


GAS SOLD & TRANSPORTED (MDth):

     Residential                    13,506    16,199       38,809    48,092

     Commercial                      5,163     6,597       15,610    19,459

     Contract                       15,175    16,002       55,181    56,130

                                    33,844    38,798      109,600   123,681



OPERATING REVENUES (Thousands):

     Residential                   $84,970  $112,726     $271,656  $336,882

     Commercial                     28,471    41,359       94,261   121,195

     Contract                       10,319    15,020       48,540    64,044

     Miscellaneous Revenue           1,187     1,027        6,002     5,937

                                  $124,947  $170,132     $420,459  $528,058



AVERAGE CUSTOMERS:

     Residential                   449,542   439,611      444,614   434,185

     Commercial                     45,894    45,402       45,703    45,177

     Contract                        1,024     1,054        1,054     1,056

                                   496,460   486,067      491,371   480,418



                                      INDIANA ENERGY, INC.
                                    AND SUBSIDIARY COMPANIES

                                   CONSOLIDATED BALANCE SHEETS

                                             ASSETS
                                     (Thousands - Unaudited)


                                                              December 31          September 30
                                                           1998         1997           1998

CURRENT ASSETS:
    Cash and cash equivalents                            $     20     $     20       $  9,325
    Accounts receivable, less reserves of $1,749,
        $2,104 and $900 respectively                       28,610       53,544         10,939
    Accrued unbilled revenues                              40,577       46,123          6,453
    Liquefied petroleum gas - at average cost                 892          878            883
    Gas in underground storage - at last-in,
        first-out cost                                     18,150       17,024         19,373
    Prepayments and other                                   6,667        5,162          5,483
                                                           94,916      122,751         52,456

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                   33,336       27,717         32,186

UTILITY PLANT:
    Original cost                                         946,602      922,491        937,977
    Less - accumulated depreciation and amortization      376,133      358,750        370,872
                                                          570,469      563,741        567,105

NONUTILITY PLANT:
    Original cost                                          58,456       45,803         55,225
    Less - accumulated depreciation and amortization       14,219        9,004         12,613
                                                           44,237       36,799         42,612

DEFERRED CHARGES AND OTHER ASSETS:
    Unamortized debt discount and expense                  12,653        8,139         12,954
    Regulatory income tax asset                             1,778            -          1,778
    Other                                                   4,225        6,051          3,259
                                                           18,656       14,190         17,991

                                                         $761,614     $765,198       $712,350


                                         INDIANA ENERGY, INC.
                                      AND SUBSIDIARY COMPANIES

                                     CONSOLIDATED BALANCE SHEETS

                                 LIABILITIES AND SHAREHOLDERS' EQUITY
                                 (Thousands except shares - Unaudited)


                                                                      December 31       September 30
                                                                   1998         1997        1998
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of long-term debt   $ 10,174     $    272    $ 10,119
    Notes payable                                                  56,475       72,800      33,705
    Accounts payable                                               29,677       47,324      19,416
    Refundable gas costs                                           14,343       10,333      10,730
    Customer deposits and advance payments                         22,416       19,738      19,229
    Accrued taxes                                                  10,127       19,127       4,728
    Accrued interest                                                4,984        4,361       1,974
    Other current liabilities                                      22,773       25,480      26,319
                                                                  170,969      199,435     126,220

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                          60,580       55,736      60,448
    Accrued postretirement benefits other than pensions            26,150       23,744      25,388
    Unamortized investment tax credit                               9,082       10,012       9,313
    Regulatory income tax liability                                     -        1,874           -
    Other                                                           2,157        2,035       2,061
                                                                   97,969       93,401      97,210

COMMITMENTS AND CONTINGENCIES                                           -            -           -

CAPITALIZATION:
    Long-term debt                                                183,386      167,859     183,489
    Common stock (no par value) - authorized 200,000,000
        shares - issued and outstanding 29,919,672,
        30,121,850 and 30,063,667 shares, respectively (1)        142,295      146,791     145,586
    Less unearned compensation - restricted stock grants            1,377        1,708       1,207
                                                                  140,918      145,083     144,379
    Retained earnings                                             168,372      159,420     161,052
        Total common shareholders' equity                         309,290      304,503     305,431
                                                                  492,676      472,362     488,920

                                                                 $761,614     $765,198    $712,350


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.


                                      INDIANA ENERGY, INC.
                                    AND SUBSIDIARY COMPANIES

                                CONSOLIDATED STATEMENTS OF INCOME
                                (Thousands except per share data)
                                          (Unaudited)


                                                       Three Months             Twelve Months
                                                     Ended December 31        Ended December 31
                                                    1998         1997          1998       1997
OPERATING REVENUES:
    Utility                                     $  124,947    $  170,132    $ 420,459    $  528,058
    Other                                              294           203          888           356
                                                   125,241       170,335      421,347       528,414
OPERATING EXPENSES:
    Cost of gas                                     67,937       107,052      230,372       319,357
    Other operating                                 19,326        18,020       76,902        78,778
    Restructuring costs                                  -             -            -        39,531
    Depreciation and amortization                    9,915         8,906       38,664        35,417
    Taxes other than income taxes                    4,251         4,913       14,072        17,200
                                                   101,429       138,891      360,010       490,283

OPERATING INCOME                                    23,812        31,444       61,337        38,131

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                   1,425         1,963        6,688         9,187
    Other - net                                        376           405        2,469         3,274
                                                     1,801         2,368        9,157        12,461

INCOME BEFORE INTEREST AND
    INCOME TAXES                                    25,613        33,812       70,494        50,592

INTEREST EXPENSE                                     4,231         4,661       16,209        17,416

INCOME BEFORE INCOME TAXES                          21,382        29,151       54,285        33,176

INCOME TAXES                                         7,106        10,795       18,161        11,602

NET INCOME                                      $   14,276    $   18,356    $  36,124    $   21,574

AVERAGE COMMON SHARES OUTSTANDING (1)               29,970        30,121       30,078        30,111

BASIC AND DILUTED EARNINGS PER
    AVERAGE SHARE OF COMMON STOCK (1)           $     0.48    $     0.61    $    1.20    $     0.72


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.



                                            INDIANA ENERGY, INC.
                                          AND SUBSIDIARY COMPANIES

                                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                            (Thousands - Unaudited)

                                                            Three Months                Twelve Months
                                                          Ended December 31           Ended December 31
                                                          1998         1997           1998         1997
CASH FLOWS FROM (REQUIRED FOR)
 OPERATING ACTIVITIES:
   Net income                                          $  14,276    $  18,356      $  36,124    $  21,574
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                             -            -              -       32,838
       Depreciation and amortization                       9,962        8,953         38,851       35,604
       Deferred income taxes                                 132          531          1,192      (12,645)
       Investment tax credit                                (232)        (232)          (930)        (930)
       Gain on sale of assets                                  -            -         (2,102)      (2,923)
       Undistributed earnings of unconsolidated
         affiliates                                       (1,425)      (1,963)        (6,688)      (9,187)
                                                           8,437        7,289         30,323       42,757
       Changes in assets and liabilities -
         Receivables - net                               (51,795)     (68,385)        30,480      (16,821)
         Inventories                                       1,204        2,123         (1,191)      21,223
         Accounts payable, customer deposits, advance
            payments and other current liabilities         9,902       14,797        (17,676)      (3,458)
         Accrued taxes and interest                        8,409       12,200         (8,377)       4,521
         Recoverable/refundable gas costs                  3,613       16,176          4,010       27,282
         Prepayments                                      (1,174)      (1,309)        (1,454)      (3,988)
         Accrued postretirement benefits other
           than pensions                                     762          706          2,406        7,916
         Other - net                                       1,180       (2,985)           203       (2,258)
           Total adjustments                             (19,462)     (19,388)        38,724       77,174
             Net cash flows from (required for)
               operations                                 (5,186)      (1,032)        74,848       98,748

CASH FLOWS FROM (REQUIRED FOR)
 FINANCING ACTIVITIES:
    Repurchase of common stock                            (3,645)           -         (4,834)           -
    Sale of long-term debt                                     -       35,014         60,052       50,062
    Reduction in long-term debt                              (48)     (59,946)       (34,623)     (60,069)
    Net change in short-term borrowings                   22,770       49,000        (16,325)       6,000
    Dividends on common stock                             (6,924)      (6,625)       (27,140)     (26,023)
        Net cash flows from (required for)
           financing activities                           12,153       17,443        (22,870)     (30,030)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                 (16,375)     (16,339)       (66,066)     (70,533)
    Nonutility investments in unconsolidated
        affiliates - net                                    (673)        (100)        (7,035)      (1,350)
    Cash distributions from unconsolidated
        affiliates                                           776            -          7,806            -
    Proceeds from sale of assets                               -            -         13,317        3,000
        Net cash flows required for investing
           activities                                    (16,272)     (16,439)       (51,978)     (68,883)

NET INCREASE (DECREASE) IN CASH                           (9,305)         (28)             -         (165)

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                 9,325           48             20          185

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $      20    $      20      $      20    $      20
